0
                                 OLD WESTBURY
                              INTERNATIONAL FUND



                                                       Annual Report
                                                       October 31, 1997




                                Bessemer Trust
                              ------------------
                              Investment Advisor








                                                 OLD WESTBURY INTERNATIONAL FUND
                                                     INVESTMENT ADVISOR'S REPORT
                                  November 1997
--------------------------------------------------------------------------------

     The performance of international markets was mixed over the fiscal year ended October 31, 1997.+ The period from December, 1996 through the end of September, 1997 saw positive returns from Europe and Latin America and very poor returns from emerging Asia. All of the emerging economies in Asia had large external deficits which made them vulnerable to a collapse of confidence. In October, the pressure moved to Taiwan and Hong Kong which have had large external surpluses and foreign exchange reserves; this caused all markets to panic. Emerging markets generally were hit the worst as lower liquidity accentuated the declines.

PERFORMANCE

     The total return of the Old Westbury International Fund portfolio (the "Portfolio") rose by 8.2%, before fees and expenses, for the fiscal year ended October 31, 1997.* This compares with a rise of 4.6% in the Morgan Stanley Capital International: Europe, Australia and Far East ('EAFE') Index** over the same period, while the Morgan Stanley Capital International Emerging Markets Free ('EMF') Index** which measures the performance of the "free" emerging markets, fell by 8.5%. The Portfolio benefited from overweighted positions in Finland, Spain, and Latin America, and no exposure to Japan until mid-January. In the second half of the fiscal year, the Portfolio underperformed the EAFE Index falling 2.1% compared to a rise of 3.0% in the EAFE Index. This was due to the Portfolio's exposure to emerging markets which fell 17.5% over the last six months of the period.

------------------
 + Foreign investing involves special risks including currency risk and increased volatility of foreign securities.

 * Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Portfolio's total return based on offering price for the period was 1.8%.

** The EAFE Index is a weighted index comprised of approximately 1,100 securities listed on the stock exchanges of Europe, Australia and the Far East. The EMF Index is a weighted index comprised of approximately 1,100 securities in 20 "free" emerging markets. A free market is defined as a market with no restrictions on foreign investors. These indices are unmanaged, and investments cannot be made in an index.


OLD WESTBURY INTERNATIONAL FUND
INVESTMENT ADVISOR'S REPORT
November 1997 (Continued)
--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION

     The Portfolio was significantly restructured in the first half of the fiscal year when the Portfolio took a position in Japan for the first time in some years and initiated investments in Chile and Romania. Only modest changes were made in the second half of the fiscal year with some profits taken from investments in Hong Kong and Australia and reinvested in Europe. Cash was raised at the end of September as some markets were looking a little extended, which then provided some protection in October.

CONCLUSION

     The Portfolio suffered in the last month of the fiscal year as all markets fell. However, looking ahead, we believe that concerns have been exaggerated, particularly in Hong Kong, Singapore and Latin America. Confidence has been badly hit and volatility is likely to continue, but we believe that this period of extreme pessimism about the outlook for certain markets can provide attractive opportunities. We have already started to increase our exposure to Hong Kong. Earnings are recovering strongly in Europe and Australia and this, coupled with restructuring, should support these markets.


                                                 OLD WESTBURY INTERNATIONAL FUND
                                                     INVESTMENT ADVISOR'S REPORT
                                                       November 1997 (Continued)
--------------------------------------------------------------------------------
[GRAPH APPERS HERE-SEE APPENDIX]

AVERAGE ANNUAL TOTAL RETURNS
FOR THE PERIOD ENDED OCTOBER 31, 1997+

                                      SINCE
            OLD WESTBURY INTERNATIONAL FUND               1 YEAR    INCEPTION**
Without sales charge...................................    6.6%        5.0%
With 4.5% sales charge.................................    1.8%        3.8%

------------------
** October 22, 1993

+Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

     The chart above illustrates the total value of a $10,000 investment from inception (assuming a 4.5% sales charge) with dividends and capital gains reinvested. The EAFE Index also includes the reinvestment of dividends, net of withholding taxes, but does not include fees and expenses associated with an investment in the Portfolio. The EMF Index includes the reinvestment of gross dividends, but does not include fees and expenses associated with an investment in the Portfolio.


OLD WESTBURY INTERNATIONAL FUND
INVESTMENT OUTLOOK
November 1997
--------------------------------------------------------------------------------

JAPAN

     The impact of the sales tax increase has been much more substantial than expected and domestic demand has fallen sharply. This has left the economy reliant on export growth which has been undermined by the problems in the rest of Asia. Looking forward, the economy is likely to continue to stagnate without a serious reflationary package. The Japanese authorities have promised two packages which are unlikely to offer the necessary restructuring required but should provide some support in the form of lower interest rates, tax cuts and some measures to reliquify the property market. Pessimism is now so widespread that we believe that share prices in a number of sectors simply discount a lot of the bad news. We therefore see good opportunities for quality exporters and selected well-run domestic companies to appreciate. We continue to avoid the financial sector.

PACIFIC BASIN

     Australia, Hong Kong, New Zealand and Singapore have finally been exposed to the problems of emerging Asia but their fundamentals are significantly better. Hong Kong and Singapore have well-capitalized banking sectors and substantial reserves, and Hong Kong should be a major beneficiary of positive developments in China. Australia and New Zealand will suffer from weaker demand for their commodity exports, but they are emerging from periods of slow growth and should benefit from accelerating earnings as their economies recover. The rest of the Pacific Rim has suffered as exports have shown little recovery. The scale of the problems in Thailand has caused concern about the property and banking sectors in the whole of the region. The currencies have been oversold and by all accounts could rebound 10-15% as confidence returns, but markets may not perform until exports show clear evidence of improvement.

EUROPE

     The major continental European countries have seen their economies recover on the heels of strong exports due to the depreciation of their currencies. With the exception of Germany, this export-led growth has broadened into domestic economies. Earnings estimates are being steadily increased and there appears to be no risk of inflation picking up. This should continue to support the European stock markets. We believe commitment by European companies to restructure their operations and increase their focus on shareholder value should enhance profits.


                                                 OLD WESTBURY INTERNATIONAL FUND
                               INVESTMENT OUTLOOK
                            November 1997 (Continued)
--------------------------------------------------------------------------------

LATIN AMERICA

     The equity markets in Latin America were volatile in the last six months of the fiscal year with the Morgan Stanley Capital International Latin America Index soaring 20% in terms of U.S. dollars from May to September, only to give back all these gains in the last ten days of October. The strong performance had been driven by Brazil and Mexico, where improving earnings prospects based on recovering economic fundamentals and a reduction in risk premiums had prompted a significant re-rating of the market. However, the currency and market crises in Asia had a spillover effect on the emerging market asset class, and in markets with both fiscal and trade-deficits such as Brazil, investor concern that there was high risk of an Asian-style currency shock prompted steep and sudden falls. Looking forward, the recent declines in the region have taken some of the froth off index levels, and in much of the region earnings prospects and current valuations offer attractive opportunities, assuming a benign economic environment in the U.S.


OLD WESTBURY INTERNATIONAL FUND
INVESTMENT OUTLOOK
November 1997 (Continued)
--------------------------------------------------------------------------------

GEOGRAPHICAL AREA                         PORTFOLIO ALLOCATION AT             EAFE
                                     10/31/97     4/30/97    10/31/96         INDEX
Australia.........................         7.3%       10.0%       11.4%         2.6%
Hong Kong.........................         7.3         9.5         9.5          2.8
Rest of Asia......................         7.9        11.8        15.8          2.3

UK................................        11.7         9.6         8.9         21.1

France............................         6.2         6.4         6.4          7.1
Germany...........................         4.2         4.5         4.0          9.2
Netherlands.......................         3.6         3.5         3.6          5.6
Switzerland.......................         3.4         2.5         2.4          7.3
Spain.............................         3.1         3.0         4.8          2.5
Italy.............................         1.4         1.1         1.3          3.7
Rest of Europe....................         9.3         8.1        11.6          7.1

Latin America.....................        12.8        12.2        10.8           --

South Africa......................         2.1         0.9         3.0           --

Canada............................          --         1.0         2.1           --

Japan.............................        13.5        12.3          --         28.7

Other assets and
  liabilities, net*...............         6.2         3.6         4.4           --
                                    -----------  ---------  -----------  -----------
                                         100.0%      100.0%      100.0%       100.0%
                                    -----------  ---------  -----------  -----------
                                    -----------  ---------  -----------  -----------

------------------
* Includes cash, unrealized gains/losses on forward foreign currency contracts, pending trades and fund share transactions, interest and dividends receivable and accrued expenses payable.




                                                 OLD WESTBURY INTERNATIONAL FUND
                                                        PORTFOLIO OF INVESTMENTS
                                October 31, 1997
--------------------------------------------------------------------------------

  SHARES                                                               VALUE
-----------  ---------------------------------------------------  ----------------
COMMON AND PREFERRED STOCKS--93.8%

             ARGENTINA--2.0%
    217,562  Banco De Galicia Y Buenos Aires (Banks)              $      1,317,027
     41,000  Banco Rio De La Plata ADR (Banks)                             456,125
     55,860  YPF Sociedad Anunima--Class D (Energy)                      1,782,986
                                                                  ----------------
             TOTAL ARGENTINA                                             3,556,138
                                                                  ----------------

             AUSTRALIA--7.3%
    373,900  Amcor Ltd. (Consumer Goods)                                 1,757,691
    102,800  Brambles Industries, Ltd. (Services)                        1,969,635
    210,800  Broken Hill Proprietary Co. ORD (Diversified)               2,082,974
    167,550  CSR Ltd. ORD (Materials)                                      580,167
    465,685  Western Mining Corporation Ltd. (Materials)                 1,648,078
    439,500  Westpac Banking Corporation (Banks)                         2,550,253
    638,800  Woolworth ORD (Consumer Goods)                              2,054,810
                                                                  ----------------
             TOTAL AUSTRALIA                                            12,643,608
                                                                  ----------------

             BRAZIL--5.1%
     44,700  Bompreco Supermercados GDR (Consumer Goods)                   961,050
     48,000  Companhia Paranaense ADR Preferred-- Class B
               (Utilities)                                                 576,000
      4,044  Electrobras Preferred B (1,000 shares) (Utilities)          1,760,653
     50,900  Elevadores Atlas S.A. ORD (Capital Goods)                     784,391
      2,320  Light Servicios Electricidade Preferred (1000
               shares) (Utilities)                                         768,052
      3,213  Petrol Brasileiros (1,000 shares) Preferred
               (Utilities)                                                 632,469
     33,087  (a)Telebras Telec Brasileiras (1,000 shares)
               Preferred (Services)                                      3,316,495
                                                                  ----------------
             TOTAL BRAZIL                                                8,799,110
                                                                  ----------------

                           See Footnotes on Page 15.



OLD WESTBURY INTERNATIONAL FUND
PORTFOLIO OF INVESTMENTS
October 31, 1997 (Continued)
--------------------------------------------------------------------------------

  SHARES                                                               VALUE
-----------  ---------------------------------------------------  ----------------
COMMON AND PREFERRED STOCKS--continued
             CHILE--1.2%
     53,680  Banco De A Edwards ADR (Banks)                       $        932,690
     42,589  Chilgener S.A. Sponsored ADR (Utilities)                    1,160,550
                                                                  ----------------
             TOTAL CHILE                                                 2,093,240
                                                                  ----------------

             EASTERN EUROPE--0.8%
        430  Baltic Republics Fund Ltd. Preferred (Mutual Fund)            111,800
     73,000  (a)First N.I.S. Regional Fund (Mutual Fund)                 1,350,500
                                                                  ----------------
             TOTAL EASTERN EUROPE                                        1,462,300
                                                                  ----------------

             FINLAND--1.2%
     26,960  Metra--Class B (Capital Goods)                                718,725
     16,400  Nokia--Class A (Electronics & Electrical Equipment)         1,432,010
                                                                  ----------------
             TOTAL FINLAND                                               2,150,735
                                                                  ----------------

             FRANCE--6.2%
      4,548  Accor (Services)                                              846,015
     35,100  Banque National De Paris (Banks)                            1,550,246
      1,350  Carrefour (Consumer Goods)                                    703,807
     10,732  Cetelem (Financial Services & Property)                     1,189,636
     10,000  France Telecom S.A. ORD (Services)                            378,100
     11,175  Lafarge S.A. (Materials)                                      697,545
     31,944  Michelin--Class B (Capital Goods)                           1,637,147
      3,379  (a)Pinault Printemps (Consumer Goods)                       1,543,890
     18,218  Schneider S.A. ORD (Capital Goods)                            971,862
     17,643  Valeo (Consumer Goods)                                      1,175,568
                                                                  ----------------
             TOTAL FRANCE                                               10,693,816
                                                                  ----------------

             GERMANY--4.2%
      9,014  Adidas AG (Consumer Goods)                                  1,304,142
      5,400  Allianz AG Holdings--Class D (Financial Services &
               Property)                                                 1,202,435
     10,335  Daimler-Benz AG (Capital Goods)                               692,196
     23,361  Deutsche Bank AG ORD (Banks)                                1,528,049

                           See Footnotes on Page 15.


                                                 OLD WESTBURY INTERNATIONAL FUND
                                                        PORTFOLIO OF INVESTMENTS
                                                    October 31, 1997 (Continued)
--------------------------------------------------------------------------------

  SHARES                                                               VALUE
-----------  ---------------------------------------------------  ----------------
COMMON AND PREFERRED STOCKS--continued
             GERMANY (Continued)
     19,662  Hoechst AG ORD (Health Care)                         $        747,943
      1,677  Linde AG (Capital Goods)                                    1,011,354
     14,851  Siemens AG (Electronics & Electrical Equipment)               913,709
                                                                  ----------------
             TOTAL GERMANY                                               7,399,828
                                                                  ----------------

             HONG KONG--7.3%
  3,102,800  Cafe De Coral Hldg. ORD (Consumer Goods)                      606,227
  6,524,640  Champion Technology (Financial Services & Property)           793,577
    405,500  Citic Pacific Ltd. (Diversified)                            1,941,321
  2,978,400  Gold Peak Industry Holdings Ltd. (Consumer Goods)           1,811,280
    595,680  (a)Gold Peak Warrants (Consumer Goods)                         50,870
  3,645,000  Guangzhou Investments (Diversified)                           872,517
    557,800  Jardine Matheson Holdings ORD (Singapore
               Registered) (Diversified)                                 3,569,920
    400,490  Ka Wah Bank Ltd. (Banks)                                      582,974
  2,530,360  Kantone Holdings Ltd. ORD (Electronics & Electrical
               Equipment)                                                  258,651
    192,849  Swire Pacific Ltd. ORD--Class A (Diversified)               1,030,558
    929,570  Union Bank of Hong Kong ORD (Banks)                         1,166,698
                                                                  ----------------
             TOTAL HONG KONG                                            12,684,593
                                                                  ----------------

             HUNGARY--0.2%
      2,975  Gedeon Richter GDR 'S' (Health Care)                          276,675
                                                                  ----------------

             INDIA--1.9%
     61,250  Bajaj Auto Ltd. GDR Reg S (Capital Goods)                   1,090,250
    100,367  Mahindra & Mahindra GDR (Capital Goods)                       988,612

                           See Footnotes on Page 15.


OLD WESTBURY INTERNATIONAL FUND
PORTFOLIO OF INVESTMENTS
October 31, 1997 (Continued)
--------------------------------------------------------------------------------

  SHARES                                                               VALUE
-----------  ---------------------------------------------------  ----------------
COMMON AND PREFERRED STOCKS--continued
             INDIA (Continued)
     87,700  Videsh Sanchar Nigam Ltd. GDR (Services)             $      1,162,025
                                                                  ----------------
             TOTAL INDIA                                                 3,240,887
                                                                  ----------------

             INDONESIA--0.1%
  1,034,000  Asahimas Flat Glass ORD (Capital Goods)                       151,634
    915,000  Trias Sentosa ORD (Materials)                                 102,235
                                                                  ----------------
             TOTAL INDONESIA                                               253,869
                                                                  ----------------

             IRELAND--2.0%
    151,969  Allied Irish Banks (Banks)                                  1,284,833
    110,025  Bank of Ireland ORD (Banks)                                 1,387,886
    164,500  Irish Life PLC ORD (Financial Services & Property)            864,604
                                                                  ----------------
             TOTAL IRELAND                                               3,537,323
                                                                  ----------------

             ITALY--1.4%
    382,100  Telecom Italia ORD (Services)                               2,390,185
                                                                  ----------------

             JAPAN--13.5%
    398,000  Fujitsu Ltd. ORD (Electronics and Electrical
               Equipment)                                                4,365,268
    279,000  Matsushita Electric Industrial Company (Electronics
               and Electrical Equipment)                                 4,682,842
    495,000  Mitsubishi Motors Corporation (Capital Goods)               2,171,666
     65,000  Murata Manufacturing Company ORD (Electronics &
               Electrical Equipment)                                     2,614,042
    212,000  Mycal Corporation ORD (Consumer Goods)                      2,025,758
     56,000  NGK Insulators ORD (Utilities)                                483,922
        302  Nippon Telephone & Telegraph Co. (Services)                 2,559,535
    793,000  NKK Corporation (Materials)                                 1,100,382
     45,000  Ono Pharmaceutical Company (Health Care)                    1,346,074
     62,000  Sankyo Company Ltd. (Health Care)                           2,045,202
                                                                  ----------------
             TOTAL JAPAN                                                23,394,691
                                                                  ----------------

                           See Footnotes on Page 15.


                                                 OLD WESTBURY INTERNATIONAL FUND
                                                        PORTFOLIO OF INVESTMENTS
                                                    October 31, 1997 (Continued)
--------------------------------------------------------------------------------

  SHARES                                                               VALUE
-----------  ---------------------------------------------------  ----------------
COMMON AND PREFERRED STOCKS--continued
             MALAYSIA--1.0%
    954,600  Sime Darby Berhad ORD (Diversified)                  $      1,369,830
    644,840  Sungei Way Holdings ORD (Materials)                           424,110
                                                                  ----------------
             TOTAL MALAYSIA                                              1,793,940
                                                                  ----------------

             MEXICO--2.9%
    740,350  Controlador Comercial Mexicana S.A. (Consumer
               Goods)                                                      743,016
    174,440  Corp. Geo S.A.--Series B (Capital Goods)                      946,541
     84,450  Desc Sociedad Fomento--Class C (Diversified)                  724,871
    313,880  Empresas Ica Sociedad Controladora (Materials)                704,629
     88,745  Femsa-Fomento Economico Mexicano-- Class B
               (Consumer Goods)                                            626,435
    288,050  Kimberly Clark De Mexico--Class A (Consumer Goods)          1,270,809
                                                                  ----------------
             TOTAL MEXICO                                                5,016,301
                                                                  ----------------

             NETHERLANDS--3.6%
     67,740  ABN Amro Holdings NV ORD (Banks)                            1,362,466
      7,685  Akzo Nobel NLG20 (Health Care)                              1,352,386
     27,603  IHC Caland NV ORDS (Capital Goods)                          1,695,369
     15,385  Wolters Kluwer (Consumer Goods)                             1,886,720
                                                                  ----------------
             TOTAL NETHERLANDS                                           6,296,941
                                                                  ----------------

             NEW ZEALAND--1.4%
    762,172  Air New Zealand--Class B ORD (Services)                     1,611,323
    155,100  Telecom Corp. of New Zealand ORD (Services)                   750,312
                                                                  ----------------
             TOTAL NEW ZEALAND                                           2,361,635
                                                                  ----------------

                           See Footnotes on Page 15.


OLD WESTBURY INTERNATIONAL FUND
PORTFOLIO OF INVESTMENTS
October 31, 1997 (Continued)
--------------------------------------------------------------------------------

  SHARES                                                               VALUE
-----------  ---------------------------------------------------  ----------------
COMMON AND PREFERRED STOCKS--continued
             PERU--1.6%
  1,050,144  Edegel Shares S.A. (Utilities)                       $        445,633
     37,000  Luz Del Sur ADR (Utilities)                                   675,250
    168,208  Minsur--Class T (Materials)                                   453,106
    568,239  Telefonica Del Peru--Class B (Services)                     1,134,381
                                                                  ----------------
             TOTAL PERU                                                  2,708,370
                                                                  ----------------

             PHILIPPINES--0.7%
    200,633  Bacnotan Consolidated Industries (Materials)                  135,097
    109,051  (a)Jardine Davies, Inc. (Diversified)                          93,740
     39,580  Philippine Long Distance Telephone (Services)                 992,335
                                                                  ----------------
             TOTAL PHILIPPINES                                           1,221,172
                                                                  ----------------

             POLAND--2.0%
     18,926  Bank Slaski S.A. ORD (Banks)                                1,104,017
    223,902  Elektrim S.A. ORD (Capital Goods)                           2,110,341
     10,000  Powszechny Bank Kredytowv (Banks)                             215,517
                                                                  ----------------
             TOTAL POLAND                                                3,429,875
                                                                  ----------------

             PORTUGAL--0.5%
      8,500  Electricidad De Portugal S.A. ORD (Services)                  149,148
     19,700  Portugal Telecom S.A. ORD (Services)                          806,794
                                                                  ----------------
             TOTAL PORTUGAL                                                955,942
                                                                  ----------------

             ROMANIA--0.7%
     11,287  Societe Generale Romania Fund Ltd. (Mutual Fund)            1,139,987
                                                                  ----------------

             SINGAPORE--2.8%
    717,820  City Developments (Financial Services & Property)           3,012,790
    991,730  Hotel Properties Ltd. ORD (Financial Services &
               Property)                                                   750,498

                           See Footnotes on Page 15.


                                                 OLD WESTBURY INTERNATIONAL FUND
                                                        PORTFOLIO OF INVESTMENTS
                                                    October 31, 1997 (Continued)
--------------------------------------------------------------------------------

  SHARES                                                               VALUE
-----------  ---------------------------------------------------  ----------------
COMMON AND PREFERRED STOCKS--continued
             SINGAPORE (Continued)
    205,634  Overseas Chinese Bank (Banks)                        $      1,144,227
                                                                  ----------------
             TOTAL SINGAPORE                                             4,907,515
                                                                  ----------------

             SOUTH AFRICA--2.1%
    373,000  Billiton ORD (Materials)                                    1,078,010
     26,680  DeBeers Consolidated Mines/Cetenary Link
               (Materials)                                                 636,439
    127,800  Ellerine Holdings ORD (Consumer Goods)                        969,288
     77,063  Sasol Ltd. ORD (Energy)                                       928,757
                                                                  ----------------
             TOTAL SOUTH AFRICA                                          3,612,494
                                                                  ----------------

             SPAIN--3.1%
     10,675  Banco Intercontinental ORD (Banks)                            523,054
      9,300  Empresa NH Ribagorzan--Sr. B (Utilities)                      190,187
     28,780  Gas Natural S.A. ORD (Utilities)                            1,331,164
     65,100  Telefonica De Espana ORD (Services)                         1,773,586
     61,495  Vallehermoso (Financial Services & Property)                1,561,429
                                                                  ----------------
             TOTAL SPAIN                                                 5,379,420
                                                                  ----------------

             SWEDEN--1.0%
     64,450  Nobel Biocare AB (Health Care)                                831,890
     45,350  Sparbanken Sverige AB Series A (Banks)                      1,025,882
                                                                  ----------------
             TOTAL SWEDEN                                                1,857,772
                                                                  ----------------

             SWITZERLAND--3.4%
      1,615  ABB AG SF 50 ORD (Capital Goods)                            2,088,641
      1,400  Novartis CHF20 Reg S.A. ORD (Health Care)                   2,197,139
      6,005  SBC--Registered ORD (Banks)                                 1,593,602
                                                                  ----------------
             TOTAL SWITZERLAND                                           5,879,382
                                                                  ----------------

                           See Footnotes on Page 15.


OLD WESTBURY INTERNATIONAL FUND
PORTFOLIO OF INVESTMENTS
October 31, 1997 (Continued)
--------------------------------------------------------------------------------

  SHARES                                                               VALUE
-----------  ---------------------------------------------------  ----------------
COMMON AND PREFERRED STOCKS--continued
             TURKEY--0.9%
  2,656,626  NETAS ORD (Consumer Goods)                           $        794,100
  7,359,000  Sarkuysan Elektrolitik Bakir (Materials)                      799,891
                                                                  ----------------
             TOTAL TURKEY                                                1,593,991
                                                                  ----------------

             UNITED KINGDOM--11.7%
    107,000  Allied Domecq PLC (Consumer Goods)                            870,889
    180,400  British Airways ORD (Services)                              1,756,530
    168,460  Cable & Wireless PLC ORD (Electronics & Electrical
               Equipment)                                                1,341,528
    207,118  Carlton Communications PLC ORD (Electronics &
               Electrical Equipment)                                     1,706,550
    130,080  Grand Metropolitan PLC ORD (Consumer Goods)                 1,170,816
    126,300  Land Securities ORD (Financial Services & Property)         2,112,999
    188,000  Peninsula & Oriental DFD (Diversified)                      2,170,216
    245,350  Royal Sun Alliance ORD (Financial Services &
               Property)                                                 2,325,316
     94,800  Rio Tinto PLC (Materials)                                   1,218,051
    222,000  Scottish Power ORD (Utilities)                              1,656,471
    109,667  Siebe PLC (Diversified)                                     2,100,765
    134,408  The Boots Company PLC ORD (Health Care)                     1,920,344
                                                                  ----------------
             TOTAL UNITED KINGDOM                                       20,350,475
                                                                  ----------------
TOTAL INVESTMENTS--93.8%
  (Identified Cost $159,229,466)(b)                                    163,082,210
                                                                  ----------------

                           See Footnotes on Page 15.


                                                 OLD WESTBURY INTERNATIONAL FUND
                                                        PORTFOLIO OF INVESTMENTS
                                                    October 31, 1997 (Continued)
--------------------------------------------------------------------------------

  SHARES                                                               VALUE
-----------  ---------------------------------------------------  ----------------
COMMON AND PREFERRED STOCKS--continued
CASH AND OTHER ASSETS
  NET OF LIABILITIES--6.2%                                              10,711,198
                                                                  ----------------
NET ASSETS--100%                                                  $    173,793,408
                                                                  ================

------------------
 (a) Non-income producing security.
 (b) At October 31, 1997, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting. The aggregate gross unrealized appreciation was $24,289,298 and the aggregate gross unrealized depreciation was $20,436,554, resulting in net unrealized appreciation of $3,852,744.

The following acronyms are used in this portfolio:
ADR--American Depositary Receipts
GDR--Global Depositary Receipts
ORD--Ordinary Shares
PLC--Public Limited Company

Note: The categories of investments are shown as a percentage of net assets ($173,793,408) at October 31, 1997.

                       See Notes to Financial Statements.




OLD WESTBURY INTERNATIONAL FUND
STATEMENT OF ASSETS AND LIABILITIES
October 31, 1997
--------------------------------------------------------------------------------

ASSETS:
  Investments, at market value (identified cost $159,229,466).....  $    163,082,210
  Cash............................................................        12,343,256
  Receivables for:
        Funds shares sold.........................................            62,000
        Dividends.................................................           288,679
        Interest..................................................            85,046
        Foreign withholding taxes--dividends......................           207,734
  Deferred organization expense...................................            17,630
                                                                    ----------------
        Total assets..............................................       176,086,555
                                                                    ----------------
LIABILITIES:
  Payables for:
        Investments purchased.....................................         1,008,530
        Fund shares redeemed......................................           783,000
        Accrued expenses..........................................           501,617
                                                                    ----------------
        Total liabilities.........................................         2,293,147
                                                                    ----------------
NET ASSETS APPLICABLE TO 14,785,553 SHARES OF
  CAPITAL STOCK OUTSTANDING.......................................  $    173,793,408
                                                                    ================
Net Assets consist of:
  Paid-in capital.................................................  $    159,261,032
  Undistributed net investment income.............................         1,164,367
  Accumulated net realized gain on investments and
     foreign currency transactions................................         9,521,126
  Net unrealized appreciation on investments and
     foreign currency transactions................................         3,846,883
                                                                    ----------------
NET ASSETS........................................................  $    173,793,408
                                                                    ================
NET ASSET VALUE AND REDEMPTION PROCEEDS PER SHARE
  ($173,793,408 / 14,785,553 SHARES OF CAPITAL STOCK
  OUTSTANDING)....................................................            $11.75
MAXIMUM OFFERING PRICE PER SHARE ($11.75 / .955)..................            $12.30

                       See Notes to Financial Statements.


                                                 OLD WESTBURY INTERNATIONAL FUND
                             STATEMENT OF OPERATIONS
                   For the fiscal year ended October 31, 1997
--------------------------------------------------------------------------------

INVESTMENT INCOME:
  Dividends (net of foreign withholding
    tax of $418,243)...................................  $  3,870,185
  Interest.............................................       533,649
                                                         ------------
      Total income.....................................                $  4,403,834
                                                                       ------------
EXPENSES:
  Investment advisory..................................     1,381,951
  Custody..............................................       355,186
  Administration.......................................       266,388
  Shareholder servicing................................       443,982
  Registration.........................................        41,261
  Amortization of organization costs...................        18,333
  Distribution.........................................         7,519
  Printing and postage.................................        19,364
  Legal................................................        38,685
  Audit................................................        43,500
  Insurance............................................        15,251
  Transfer agent.......................................        46,811
  Directors............................................         7,751
  Miscellaneous........................................        20,650
                                                         ------------
      Total expenses...................................     2,706,632
  Less fees waived:
    Waiver of investment advisory fee..................        (1,978)
    Waiver of administration fee.......................       (40,776)
                                                         ------------
      Total waivers....................................       (42,754)
                                                         ------------
      Net expenses.....................................                   2,663,878
                                                                       ------------
NET INVESTMENT INCOME..................................                   1,739,956
                                                                       ------------
NET REALIZED AND UNREALIZED GAIN/(LOSS):
  NET REALIZED GAIN ON:
    Investments........................................    16,800,362
    Foreign currency transactions......................     1,527,364    18,327,726
                                                         ------------  ------------
  NET CHANGE IN UNREALIZED
    APPRECIATION/(DEPRECIATION) ON:
    Investments........................................   (13,207,521)
    Translations of assets and liabilities in foreign
    currencies and foreign currency contracts..........       351,837   (12,855,684)
                                                         ------------  ------------
NET REALIZED AND UNREALIZED GAIN.......................                   5,472,042
                                                                       ------------
NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS......................................                $  7,211,998
                                                                       ============

                       See Notes to Financial Statements.


OLD WESTBURY INTERNATIONAL FUND
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                    FISCAL YEAR       FISCAL YEAR
                                                       ENDED             ENDED
                                                  OCTOBER 31, 1997  OCTOBER 31, 1996
FROM OPERATIONS:
  Net investment income.........................  $      1,739,956  $      1,500,669
  Net realized gain/loss on investments and
     foreign currency transactions..............        18,327,726        (2,108,945)
  Net change in unrealized appreciation/
     depreciation on investments and foreign
     currency translations......................       (12,855,684)       17,667,965
                                                  ----------------  ----------------
  Net increase in net assets from operations....         7,211,998        17,059,689
                                                  ----------------  ----------------
DISTRIBUTION TO SHAREHOLDERS:
  From net investment income....................        (1,851,779)       (1,459,800)
                                                  ----------------  ----------------
FROM CAPITAL STOCK TRANSACTIONS:
  Net proceeds from sale of capital
     stock......................................        57,423,331        45,618,132
  Reinvestment of dividends.....................         1,347,247         1,100,982
  Net cost of capital stock redeemed............       (26,131,841)      (30,719,037)
                                                  ----------------  ----------------
  Net increase in net assets resulting from
     capital stock transactions.................        32,638,737        16,000,077
                                                  ----------------  ----------------
  NET INCREASE IN NET ASSETS....................        37,998,956        31,599,966
NET ASSETS:
  Beginning of period...........................       135,794,452       104,194,486
                                                  ----------------  ----------------
  End of period (including undistributed net
     investment income of
     $1,164,367 and $1,276,175, respectively)...  $    173,793,408  $    135,794,452
                                                  ================  ================

                       See Notes to Financial Statements.


                                                 OLD WESTBURY INTERNATIONAL FUND
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
                                (For a share outstanding throughout each period)

                                                 YEAR ENDED OCTOBER 31,
                                    1997       1996       1995       1994      1993(A)
Net asset value, beginning of
  period........................  $   11.16  $    9.80  $   10.81  $   10.14  $   10.00
Income from investment
  operations:
  Net investment income.........       0.12       0.13       0.14       0.10       0.00
  Net realized and unrealized
    gain (loss) on
    investments.................       0.62       1.37      (1.07)      0.57       0.14
                                  ---------  ---------  ---------  ---------  ---------
  Total from investment
    operations..................       0.74       1.50      (0.93)      0.67       0.14
                                  ---------  ---------  ---------  ---------  ---------
Less distributions:
  Distributions from net
    investment income...........      (0.15)     (0.14)     (0.08)    --         --
                                  ---------  ---------  ---------  ---------  ---------
Net asset value, end of
  period........................  $   11.75  $   11.16  $    9.80  $   10.81  $   10.14
                                  =========  =========  =========  =========  =========
  Total return*.................       6.6%      15.5%      (8.6%)      6.6%       1.4%

Ratios/Supplemental data:
  Net assets, end of period
    (in 000's)..................  $ 173,793  $ 135,794  $ 104,194  $ 104,529  $  11,957
  Ratio of expenses to average
    net assets before waiver
    of expenses.................       1.52%      1.52%      1.60%      1.70%      2.50%**+
  Ratio of expenses to average
    net assets..................       1.50%      1.50%      1.50%      1.50%      1.50%**
  Ratio of net investment income
    (loss) to average net
    assets......................       0.98%      1.19%      1.40%      0.90%     (0.91%)**
  Portfolio turnover............         58%        55%        32%        23%         0%
  Average Commission rate paid..     0.0077     0.0080     0.0100     --         --

------------------
  * Total return is calculated without a sales charge assuming a purchase of shares on the first day and a sale on the last day of the period.
 ** Computed on annualized basis.
    The calculation takes state expense limitations into consideration.
(a) For the period from October 22, 1993 (commencement of operations) to October 31, 1993.
Note: Per share values are calculated using average shares outstanding.

                       See Notes to Financial Statements.



OLD WESTBURY INTERNATIONAL FUND
NOTES TO FINANCIAL STATEMENTS
October 31, 1997
--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES. Old Westbury International Fund (the "Portfolio") is a separate series of Old Westbury Funds, Inc. (the "Fund"), a Maryland corporation registered under the Investment Company Act of 1940 (the "Act"), as a diversified, open-end management investment company. The Fund's Articles of Incorporation permit the Directors to create an unlimited number of series, each of which is a separate class of shares. At October 31, 1997, the Fund consisted of the Portfolio and Old Westbury Growth Opportunity Fund. The Fund was incorporated under the laws of the state of Maryland on August 26, 1993 and commenced operations on October 22, 1993. The Portfolio's investment objective is to seek long-term growth of capital.

     The following is a summary of the significant accounting policies followed by the Portfolio:

     A. VALUATION OF INVESTMENTS. Securities listed on an exchange are valued, except as indicated below, at the last sale price reflected at the close of the regular trading session of the exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices. If no bid or asked prices are quoted, then the security is valued by such method as the Board of Directors shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange are valued at the last sale price on the exchange representing the principal market for such securities.

     Securities traded in the over-the-counter market, including listed securities whose primary market is believed by Bessemer Trust Company, N.A. ("Bessemer"), the Portfolio's investment advisor (the "Advisor"), to be over-the-counter, are valued at the mean of the last reported bid and asked prices from such sources as the Board of Directors deems appropriate to reflect their fair value.

     Debt instruments having 60 days or less remaining until maturity are valued at amortized cost. Debt instruments having a greater remaining maturity will be valued at the bid price obtained from a dealer maintaining an active market in that security or on the basis of prices obtained from a pricing service approved as reliable by the Board of Directors. All other investment assets, including restricted and not readily marketable securities, are valued under procedures established by and under the general supervision and responsibility of the Board of Directors designed to reflect in good faith the fair value of such securities.


                                                 OLD WESTBURY INTERNATIONAL FUND
                                                   NOTES TO FINANCIAL STATEMENTS
                                                    October 31, 1997 (Continued)
--------------------------------------------------------------------------------

     B. FOREIGN CURRENCY TRANSLATION. The books and records of the Fund are maintained in United States dollars. Foreign currency amounts are translated into United States dollars on the following basis:

            (i) value of investment securities, other assets and liabilities--at the current rates of exchange.

            (ii) purchases and sales of investment securities, income, and expenses--at the rates of exchange prevailing on the respective dates of such transactions.

     Although the net assets of the Fund are presented at the foreign exchange rates and values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the value of the securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the value of portfolio securities sold during the period.

     Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. companies as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibility of political and economic instability.

     C. FORWARD FOREIGN CURRENCY CONTRACTS. The Fund enters into forward foreign currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. There were no forward foreign currency contracts open at October 31, 1997.

     D. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME. Security transactions are accounted for on the trade date. Realized gains and losses on security transactions are determined on the specific identification cost method. Dividend income and other distributions from portfolio securities are recorded on the ex-dividend date except that, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Portfolio is informed of the ex-dividend date. Dividend income is


OLD WESTBURY INTERNATIONAL FUND
NOTES TO FINANCIAL STATEMENTS
October 31, 1997 (Continued)
--------------------------------------------------------------------------------
recorded net of foreign taxes withheld where recovery of such taxes is not assured. Interest income is accrued daily.

     E. DEFERRED ORGANIZATION EXPENSES. Expenses incurred by the Fund in connection with its organization and the initial public offering of the Portfolio's shares are being amortized on a straight-line basis over a five-year period. The amount paid by the Portfolio on any redemption of the Portfolio's initial shares will be reduced by the pro rata portion of any unamortized organization which the number of the initial shares redeemed bears to the total number of initial shares outstanding immediately prior to such redemption.

     F. FEDERAL TAXES. It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income or excise tax provision is required.

     G. DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS. The Portfolio anticipates paying income dividends on an annual basis. Capital gains distributions, if any, will be made on an annual basis. The treatment for financial statement purposes of distributions made during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by: differences in the timing of the recognition of certain components of income, expense, and capital gain; and the recharacterization of foreign exchange gains or losses to either ordinary income or realized capital gain for federal tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of the Portfolio.

2. TRANSACTIONS WITH AFFILIATES.

     A. INVESTMENT ADVISORY FEES. Pursuant to an advisory contract, dated October 12, 1993, the Fund has retained Bessemer to make investment decisions for the Portfolio. The investment advisory fee paid to the advisor is computed daily and paid monthly in accordance with the following schedule: 0.80% of the first $100 million of the Portfolio's average net assets, 0.75% of the second $100 million of such assets and 0.70% of such assets exceeding $200 million.


                                                 OLD WESTBURY INTERNATIONAL FUND
                                                   NOTES TO FINANCIAL STATEMENTS
                                                    October 31, 1997 (Continued)
--------------------------------------------------------------------------------

     B. ADMINISTRATION FEES. Federated Administrative Services ("FAS") served as administrator. FAS provided administrative services necessary for the overall administration of the Portfolio including, among other responsibilities, the negotiation of contracts and fees with, and the monitoring of performance and billings of, the independent contractors and the agents of the Portfolio, the preparation and filing of all documents required for compliance by the Portfolio with applicable laws and regulations; providing equipment and personnel necessary for maintaining the organization of the Portfolio; preparation of certain documents in connection with meetings of the Board of Directors and shareholders; the maintenance of books and records of the Portfolio; and paying the compensation of the Portfolio's officers and Directors affiliated with FAS. For providing these services, FAS will receive a fee based on the level of average aggregate daily net assets of the Portfolio for the period. FAS may voluntarily choose to waive a portion of its fee. The administrative fee received during the period of the Administrative Services Agreement shall be at least $75,000.

     C. DISTRIBUTION AND SERVICE PLAN AND DISTRIBUTION REIMBURSEMENT FEES. The Directors adopted a distribution and service plan (the "Plan") for the Portfolio pursuant to Rule 12b-1 of the Act, and pursuant to the Plan, the Portfolio entered into a distribution agreement and a shareholder servicing agreement with Edgewood Services, Inc. and a shareholder servicing agreement with Bessemer. Under its shareholder servicing agreement, Edgewood Services, Inc. receives payments for the Portfolio to permit it to make payments to broker-dealers for providing shareholder services. Under its shareholder servicing agreement, Bessemer is permitted (i) to receive a payment from the Portfolio attributable to Bessemer's clients (and its affiliates) for providing shareholder services to such clients and (ii) to receive payments to permit it to make payments to other financial institutions as shareholder servicing agents. The total of shareholder servicing fees in the aggregate payable to Edgewood Services, Inc. and Bessemer will not exceed 0.25% per annum of the Portfolio's average daily net assets.

     The distribution agreement with Edgewood Services, Inc. provides for reimbursement to Edgewood Services, Inc. by the Portfolio for its distribution, promotional and advertising costs incurred in connection with the distribution of the Portfolio's shares in an amount not to exceed 0.10% per annum of the Portfolio's average daily net assets.


OLD WESTBURY INTERNATIONAL FUND
NOTES TO FINANCIAL STATEMENTS
October 31, 1997 (Continued)
--------------------------------------------------------------------------------

     In addition, the Portfolio will pay for certain other expenses under the Plan. These expenses shall not exceed an amount equal to 0.05% per annum of the Portfolio's average daily net assets.

     D. DIRECTORS' FEES. Each Director who is not an "interested person" (as defined in the Act) of the Portfolio receives a $2,500 annual retainer paid in quarterly installments of $625 plus $250 per meeting and is reimbursed for out-of-pocket expenses incurred in connection with committee or board meetings.

     E. CUSTODY FEES. The Fund has retained Bessemer to serve as the Portfolio's custodian. Bessemer is responsible for maintaining the books and records of the Portfolio's securities and cash. For providing these services, Bessemer receives from the Portfolio a fee accrued and paid monthly at an annual rate equal to 0.20% of the average daily net assets of the Portfolio.

3. CAPITAL STOCK. The Fund has authorized a total of 20 billion shares of common stock (par value $0.001 per share), of which the Portfolio is permitted to issue 4 billion. Transactions in shares of capital stock were as follows:

                                                         FISCAL YEAR   FISCAL YEAR
                                                            ENDED         ENDED
                                                         OCTOBER 31,   OCTOBER 31,
                                                             1997          1996
Common stock sold......................................     4,533,069     4,294,507
Reinvestment of dividends..............................       114,952       108,364
Common stock redeemed..................................    (2,028,400)   (2,871,960)
                                                         ------------  ------------
Net increase...........................................     2,619,621     1,530,911
                                                         ============  ============

4. PURCHASE AND SALES OF SECURITIES. For the fiscal year ended October 31, 1997, purchases and sales of investment securities other than short-term investments aggregated $124,724,986 and $95,153,854, respectively.

5. DISTRIBUTIONS AND FOREIGN TAXES WITHHELD. The following information summarizes per share distributions to be paid by the Portfolio for the year ended October 31, 1997.

                         NET FOREIGN       FOREIGN TAXES
  RECORD     PAYABLE        SOURCE            PAID OR          LONG TERM
   DATE       DATE     INCOME PER SHARE  WITHHELD PER SHARE  CAPITAL GAINS
  12/22/97     1/5/98       $0.18              $0.03             $0.72


                                                 OLD WESTBURY INTERNATIONAL FUND
                                                   NOTES TO FINANCIAL STATEMENTS
                                                    October 31, 1997 (Continued)
--------------------------------------------------------------------------------

     The foreign taxes paid or withheld represent taxes incurred by the Portfolio on dividends received by the Portfolio from foreign sources. Pursuant to IRC Section 853, the foreign taxes paid or withheld are fully available for credit and should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. You should consult your tax advisor regarding the appropriate treatment of foreign taxes paid.


INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

The Board of Directors and the Shareholders of Old Westbury International Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Old Westbury International Fund as of October 31, 1997, the related statements of operations for the year then ended, and of changes in net assets for each of the two years then ended and the financial highlights for each of the four years then ended, and for the period October 22, 1993 (commencement of operations) to October 31, 1993. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 1997 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Old Westbury International Fund as of October 31, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

New York, New York
December 12, 1997



                          INVESTMENT ADVISOR:
                          Bessemer Trust Company, N.A.
                          630 Fifth Avenue
                          New York, NY 10111
                          (212) 708-9100

                          DISTRIBUTOR AND SHAREHOLDER
                          SERVICING AGENT:
                          Edgewood Services, Inc.
                          Federated Investors Tower
                          Pittsburgh, PA 15222-3779

                          TRANSFER AGENT:
                          Fundamental Shareholder Services, Inc.
                          11 West 25 Street, 7th Floor
                          New York, NY 10010-2001

                          ADMINISTRATOR:
                          Federated Administrative Services
                          Federated Investors Tower
                          Pittsburgh, PA 15222-3779

                          SHAREHOLDER SERVICING AGENT:
                          Bessemer Trust Company, N.A.
                          630 Fifth Avenue
                          New York, NY 10111
                          (212) 708-9100

                          INDEPENDENT AUDITORS:
                          Deloitte & Touche LLP
                          Two World Financial Center
                          New York, NY 10281-1414

Cusip 680414109
G01963-01 (12/97)                                                     10281-1414

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risks, including possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's prospectus.






                                 OLD WESTBURY
                              GROWTH OPPORTUNITY
                                     FUND



                                                          Annual Report
                                                          October 31, 1997






                                Bessmer Trust
                             -------------------
                             Investment Advisor






                                            OLD WESTBURY GROWTH OPPORTUNITY FUND
                                                     INVESTMENT ADVISOR'S REPORT
                                  November 1997
--------------------------------------------------------------------------------

     The total return of the Old Westbury Growth Opportunity Fund portfolio (the "Portfolio") for its first eight months of operations ended October 31, 1997 was 18.5%,* before fees and expenses. This compares favorably to the return of the Russell 2500 Index** which was 18.2% for the same period.

     While the total return for the Portfolio is quite attractive, the return came in a relatively short period--May through September. The stellar return during this period resulted from investors recognizing the attractiveness and the superior earnings growth rate of the small- and mid-cap stocks relative to large-capitalization stocks represented by the S&P 500.** This fundamental attractiveness of the small- and mid-cap sector remains since the growth rates for these stocks should continue to be greater than those of the S&P 500. Events in Asia of the past few months should increase the attractiveness of smaller-capitalization stocks which are much less dependent on markets outside North America in which to sell their products.

     The stocks in which the Portfolio invests have had superior growth rates of earnings not only relative to the S&P 500 but also compared to small- and mid-cap securities as a class. For the quarter ended September 30, 1997, the average increase in the earnings per share of the companies in the Portfolio was 43% while the median increase was 32%. Early indications are that the growth rate for the December quarter should be similar to recent quarters.

------------------
 * Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Portfolio's total return based on offering price for the period was 12.89%.

** The Russell 2500 Index measures the performance of the 2,500 smallest companies in the Russell 3,000 Index and represents approximately 23% of the total market capitalization of the Russell 3000 Index. The S&P 500 is a capitalization weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. These indices are unmanaged, and investments cannot be made in an index.


OLD WESTBURY GROWTH OPPORTUNITY FUND
INVESTMENT ADVISOR'S REPORT
November 1997 (Continued)
--------------------------------------------------------------------------------

     The Portfolio continues to be well diversified among most major sectors of the equity market. Currently, the Technology and Energy sectors are out of favor. Investors are selling their technology positions because of concerns about the negative effects of the turmoil in Asia on product demand and the pricing structure. With few exceptions, the technology companies in the Portfolio should be relatively unaffected by events in Asia. Energy stocks, especially oil drillers and service companies, had performed exceedingly well until October. These stocks are now under pressure because of concerns about the price of oil. While the concerns about El Nino and about greater oil exports from Iraq have had a negative effect on prices, these effects are shorter-term in nature. There does not appear to be any long-term fundamental problems facing oil and gas drillers and service companies. The price of these stocks should rise around the turn of the year when tax loss selling and Portfolio "window dressing" abate.

     We appreciate your support and confidence in our efforts. We will continue to pursue investments in financially sound companies whose performance is improving and where these improvements are not fully discounted in the price of the stock. We wish you a happy and healthy New Year.


                                            OLD WESTBURY GROWTH OPPORTUNITY FUND
                                                     INVESTMENT ADVISOR'S REPORT
                                                       November 1997 (Continued)
--------------------------------------------------------------------------------



                                 [CHART APPEARS HERE-SEE APPENDIX]




CUMULATIVE TOTAL RETURNS
FOR THE PERIOD ENDED OCTOBER 31, 1997+

                                      SINCE
              OLD WESTBURY GROWTH OPPORTUNITY FUND                 INCEPTION**
Without sales charge.............................................    18.20%
With 4.5% sales charge...........................................    12.89%

------------------
** February 28, 1997

+Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

     The chart above illustrates the total value of a $10,000 investment from inception (assuming a 4.5% sales charge) with dividends and capital gains reinvested. The Russell 2500 Index includes the reinvestment of dividends and capital gains, but does not include fees and expenses associated with an investment in the Portfolio.



OLD WESTBURY GROWTH OPPORTUNITY FUND
PORTFOLIO OF INVESTMENTS
October 31, 1997
--------------------------------------------------------------------------------

 SHARES                                                                   VALUE
---------  ---------------------------------------------------------  --------------
COMMON STOCKS--97.0%

           AIRLINES--2.5%
   39,000  Southwest Airlines Co.                                     $    1,272,375
                                                                      --------------

           BASIC INDUSTRY--4.4%
   29,000  (a)Newpark Resources, Inc.                                      1,203,500
   28,000  OM Group, Inc.                                                  1,057,000
                                                                      --------------
           TOTAL                                                           2,260,500
                                                                      --------------

           CAPITAL GOODS--3.1%
   64,000  Crompton & Knowles Corp.                                        1,616,000
                                                                      --------------

           CAPITAL GOODS-TECHNOLOGY--16.0%
   11,000  (a)ADC Telecommunications, Inc.                                   364,375
   31,000  (a)BDM International, Inc.                                        685,875
   55,000  Comdisco, Inc.                                                  1,735,937
   29,000  (a)Computer Learning Centers, Inc.                              1,312,250
   18,000  (a)Digital Microwave Corp.                                        648,000
   30,000  (a)J.D. Edwards & Co.                                           1,020,000
   11,000  (a)McAfee Associates, Inc.                                        547,250
   27,000  (a)P-Com, Inc.                                                    543,375
   24,000  (a)Sterling Commerce, Inc.                                        796,500
   15,000  (a)Synopsys, Inc.                                                 583,125
                                                                      --------------
           TOTAL                                                           8,236,687
                                                                      --------------

           CONSUMER CYCLICAL--11.0%
   49,000  Hudson Bay Company                                              1,131,037
   33,000  (a)Promus Hotel Corporation                                     1,295,250
   63,000  (a)Royal Group Techs Ltd. Sub. Vtg.                             1,598,625
   43,500  Unifi, Inc.                                                     1,672,031
                                                                      --------------
           TOTAL                                                           5,696,943
                                                                      --------------

           DEFENSIVE CONSUMER STAPLES--7.2%
   76,000  Flowers Industries, Inc.                                        1,444,000
   45,000  Hormel Foods Corp.                                              1,352,812
   15,000  (a)Univision Communications, Inc., Class A                        930,000
                                                                      --------------
           TOTAL                                                           3,726,812
                                                                      --------------

                            See Footnotes on Page 6.


                                            OLD WESTBURY GROWTH OPPORTUNITY FUND
                                                        PORTFOLIO OF INVESTMENTS
                                                    October 31, 1997 (Continued)
--------------------------------------------------------------------------------

 SHARES                                                                   VALUE
---------  ---------------------------------------------------------  --------------
COMMON STOCKS--continued
           ENERGY--12.5%
   27,000  Devon Energy Corp. Oklahoma                                $    1,208,250
   34,000  Ensco International, Inc.                                       1,430,125
   34,000  (a)Noble Drilling Corp.                                         1,209,125
   17,000  (a)Nuevo Energy Co.                                               704,438
   91,500  (a)Santa Fe Energy Resources                                    1,195,219
    9,000  (a)Smith International                                            686,250
                                                                      --------------
           TOTAL                                                           6,433,407
                                                                      --------------

           FINANCIAL--13.3%
   31,000  Financial Securities Assurance                                  1,348,500
   37,000  Finova Group, Inc.                                              1,625,687
   40,000  Penncorp Financial Group, Inc.                                  1,302,500
   46,000  Provident Cos., Inc.                                            1,535,250
   36,000  Western National Corp.                                          1,037,250
                                                                      --------------
           TOTAL                                                           6,849,187
                                                                      --------------

           PRINTING-COMMERCIAL--1.8%
   47,000  Southam, Inc.                                                     939,666
                                                                      --------------

           PROFESSIONAL SERVICES--10.3%
   46,000  (a)Atria Communities, Inc.                                        764,750
   27,000  (a)Billing Information Concepts Corp.                           1,059,750
   38,000  (a)Health Care & Retirement                                     1,436,875
   70,000  (a)Novacare, Inc.                                                 914,375
   17,000  Physio-Control International Corp.                                270,938
   23,000  (a)USA Waste Services, Inc.                                       851,000
                                                                      --------------
           TOTAL                                                           5,297,688
                                                                      --------------

           RETAIL-OFFICE SUPPLIES--10.3%
   44,000  (a)Borders Group, Inc.                                          1,141,250
   62,000  Casey's General Stores, Inc.                                    1,495,750
   52,100  (a)Corporate Express                                              765,219
   52,000  (a)Dominick's Supermarkets, Inc.                                1,898,000
                                                                      --------------
           TOTAL                                                           5,300,219
                                                                      --------------

                            See Footnotes on Page 6.


OLD WESTBURY GROWTH OPPORTUNITY FUND
PORTFOLIO OF INVESTMENTS
October 31, 1997 (Continued)
--------------------------------------------------------------------------------

 SHARES                                                                   VALUE
---------  ---------------------------------------------------------  --------------
COMMON STOCKS--continued
           TECHNOLOGY--3.6%
   28,000  (a)Burr Brown Corp.                                        $      847,000
   46,000  (a)Innova Corp.                                                   989,000
                                                                      --------------
           TOTAL                                                           1,836,000
                                                                      --------------

           TELECOMMUNICATION--1.0%
   38,000  (a)Vanguard Cellular Systems, Inc.                                524,875
                                                                      --------------
TOTAL INVESTMENTS
  (Identified Cost $48,840,937)(b)                                    $   49,990,359
                                                                      --------------
CASH AND OTHER ASSETS
NET OF LIABILITIES--3.0%                                                   1,537,391
                                                                      --------------
NET ASSETS--100%                                                      $   51,527,750
                                                                      ==============

------------------
(a) Non-income producing security.

(b) At October 31, 1997, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. The aggregate gross unrealized appreciation of investments amounts to $2,294,766 and the aggregate gross unrealized depreciation was $1,145,344, resulting in net unrealized appreciation of $1,149,422.

Note: The categories of investments are shown as a percentage of net assets ($51,527,750) at October 31, 1997.

                       See Notes to Financial Statements.




                                            OLD WESTBURY GROWTH OPPORTUNITY FUND
                                             STATEMENT OF ASSETS AND LIABILITIES
                                October 31, 1997
--------------------------------------------------------------------------------

ASSETS:
  Investments at market value (identified cost $48,840,937).........  $   49,990,359
  Cash..............................................................       5,224,845
  Receivable for fund shares sold...................................         915,000
  Accrued income receivable.........................................          29,418
  Deferred organization expenses....................................          25,329
                                                                      --------------
        Total assets................................................      56,184,951
                                                                      --------------
LIABILITIES:
  Operating expenses payable........................................          99,828
  Payable for investments purchased.................................       4,557,373
                                                                      --------------
        Total liabilities...........................................       4,657,201
                                                                      --------------
NET ASSETS APPLICABLE TO 4,360,895 SHARES OF
  CAPITAL STOCK OUTSTANDING.........................................  $   51,527,750
                                                                      ==============
Net Assets Consist of:
  Paid in capital...................................................  $   50,848,835
  Accumulated net investment loss...................................         (80,958)
  Accumulated net realized loss on investments......................        (389,549)
  Net unealized appreciation on investments.........................       1,149,422
                                                                      --------------
NET ASSETS..........................................................  $   51,527,750
                                                                      ==============
NET ASSET VALUE, AND REDEMPTION PROCEEDS PER SHARE
  ($51,527,750 / 4,360,895 SHARES OF CAPITAL STOCK OUTSTANDING).....          $11.82
MAXIMUM OFFERING PRICE PER SHARE ($11.82 / .955)....................          $12.38

                       See Notes to Financial Statements.


OLD WESTBURY GROWTH OPPORTUNITY FUND
STATEMENT OF OPERATIONS
For the Period Ended October 31, 1997(a)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
  Dividends.............................................  $      43,319
  Interest..............................................         29,693
                                                          -------------
        Total income....................................                 $    73,012
                                                                         -----------
EXPENSES:
  Investment advisory...................................         82,117
  Custody...............................................         20,536
  Administration........................................         15,397
  Shareholder servicing.................................         25,670
  Registration..........................................         23,679
  Amortization of organization costs....................          4,472
  Distribution..........................................          4,150
  Printing and postage..................................          6,091
  Legal.................................................         17,700
  Audit.................................................         35,000
  Transfer agent........................................         20,650
  Directors.............................................          8,625
  Miscellaneous.........................................            998
                                                          -------------
        Total expenses..................................        265,085
Less fees waived and reimbursed:
  Waiver of investment advisory fee.....................        (82,117)
  Waiver of administration fee..........................         (2,533)
  Reimbursement of other operating expenses.............        (26,465)
                                                          -------------
     Total waivers......................................       (111,115)
                                                          -------------
        Net expenses....................................                     153,970
                                                                         -----------
NET INVESTMENT LOSS.....................................                     (80,958)
                                                                         -----------
NET REALIZED AND UNREALIZED GAIN/(LOSS):
  Net realized loss on investments......................       (389,549)
  Net unrealized appreciation on investments............      1,149,422
                                                          -------------
NET REALIZED AND UNREALIZED GAIN........................                     759,873
                                                                         -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS....                 $   678,915
                                                                         ===========

------------------
(a) For the period February 28, 1997 (commencement of operations) to October 31, 1997

                       See Notes to Financial Statements.


                                            OLD WESTBURY GROWTH OPPORTUNITY FUND
                                              STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                     PERIOD ENDED
                                                                     OCTOBER 31,
                                                                       1997(A)
FROM OPERATIONS:
  Net investment loss...........................................   $        (80,958)
  Net realized loss on investments..............................           (389,549)
  Net unrealized appreciation on investments....................          1,149,422
                                                                  ------------------
  Net increase in net assets from operations....................            678,915
                                                                  ------------------
FROM CAPITAL STOCK TRANSACTIONS:
  Net proceeds from sale of capital stock.......................         50,921,316
  Reinvestment of dividends.....................................          --
  Net cost of capital stock redeemed............................            (72,481)
                                                                  ------------------
  Net increase in net assets resulting from capital
     stock transactions.........................................         50,848,835
                                                                  ------------------
  NET INCREASE IN NET ASSETS....................................         51,527,750
                                                                  ------------------
NET ASSETS:
  Beginning of period...........................................          --
                                                                  ------------------
  End of period.................................................   $     51,527,750
                                                                  ==================

------------------
(a) For the period February 28, 1997 (commencement of operations) to October 31, 1997

                       See Notes to Financial Statements.


OLD WESTBURY GROWTH OPPORTUNITY FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For a share outstanding throughout the period)

                                                                          FOR THE
                                                                           PERIOD
                                                                           ENDED
                                                                        OCTOBER 31,
                                                                          1997(A)
Net asset value, beginning of period..................................   $    10.00
Income from investment operations:
  Net investment loss.................................................        (0.06)
  Net realized and unrealized gain on investments.....................         1.88
                                                                        ------------
  Total from investment operations....................................         1.82
                                                                        ------------
Net asset value, end of period........................................   $    11.82
                                                                        ============
  Total return*.......................................................         18.2%

Ratios/Supplemental data:
  Net assets, end of period (in 000's)................................   $   51,528
  Ratio of expense to average net assets before waiver of expenses....         2.58%**
  Ratio of expense to average net assets..............................         1.50%**
  Ratio of net investment loss to average net assets..................        (0.79%)**
  Portfolio turnover..................................................           46%
  Average Commission rate paid........................................        0.141

------------------
 * Total return is calculated without a sales charge assuming a purchase of shares on the first day and a sale on the last day of the period.
** Annualized.
(a) For the period from February 28, 1997 (commencement of operations) to October 31, 1997.

Note: Per share values calculated using average shares outstanding.

                       See Notes to Financial Statements.



                                            OLD WESTBURY GROWTH OPPORTUNITY FUND
                                                   NOTES TO FINANCIAL STATEMENTS
                                October 31, 1997
--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES. Old Westbury Growth Opportunity Fund (the "Portfolio") is a separate series of Old Westbury Funds, Inc. (the "Fund"), a Maryland corporation registered under the Investment Company Act of 1940 (the "Act"), as a diversified, open-end management investment company. The Fund's Articles of Incorporation permit the Directors to create an unlimited number of series, each of which is a separate class of shares. At October 31, 1997, the Fund consisted of the Portfolio and Old Westbury International Fund. The Fund was incorporated under the laws of the state of Maryland on August 26, 1993 and commenced operations on October 22, 1993. The Portfolio's investment objective is to seek capital appreciation.

     The following is a summary of the significant accounting policies followed by the Portfolio:

     A. VALUATION OF INVESTMENTS. Securities listed on an exchange are valued, except as indicated below, at the last sale price reflected at the close of the regular trading session of the exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices. If no bid or asked prices are quoted, then the security is valued by such method as the Board of Directors shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange are valued at the last sale price on the exchange representing the principal market for such securities.

     Securities traded in the over-the-counter market, including listed securities whose primary market is believed by Bessemer Trust Company, N.A. ("Bessemer"), the Portfolio's investment advisor (the "Advisor"), to be over-the-counter, are valued at the mean of the last reported bid and asked prices from such sources as the Board of Directors deems appropriate to reflect their fair value.

     Debt instruments having 60 days or less remaining until maturity are valued at amortized cost. Debt instruments having a greater remaining maturity will be valued at the bid price obtained from a dealer maintaining an active market in that security or on the basis of prices obtained from a pricing service approved as reliable by the Board of Directors. All other investment assets, including restricted and not readily marketable securities, are valued under procedures established by and under the general supervision and responsibility of the Board of Directors designed to reflect in good faith the fair value of such securities.


OLD WESTBURY GROWTH OPPORTUNITY FUND
NOTES TO FINANCIAL STATEMENTS
October 31, 1997 (Continued)
--------------------------------------------------------------------------------

     B. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME. Security transactions are accounted for on the trade date. Realized gains and losses on security transactions are determined on the specific identification cost method. Dividend income and other distributions from portfolio securities are recorded on the ex-dividend date. Interest income is accrued daily.

     C. FEDERAL TAXES. It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income or excise tax provision is required.

     At October 31, 1997, Old Westbury Growth Opportunity Fund, for federal income tax purposes, had a capital loss carryforward of $367,778, which will expire in the year 2005. The capital loss carryforward will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax.

     D. DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS. The Portfolio anticipates paying income dividends on an annual basis. Capital gains distributions, if any, will be made on an annual basis. The treatment for financial statement purposes of distributions made during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by: differences in the timing of the recognition of certain components of income, expense, and capital gain.Where such differences are permanent in nature, they are reclassified in the components of net assets based on their characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of the Portfolio.

2. TRANSACTIONS WITH AFFILIATES.

     A. INVESTMENT ADVISORY FEES. Pursuant to an advisory contract, dated August 8, 1996, the Fund has approved Bessemer to make investment decisions for the Portfolio. The investment advisory fee paid to the advisor is computed daily and paid monthly in accordance with the following schedule: 0.80% of the first $100 million of the Portfolio's average net assets, 0.75% of the second $100 million of such assets and 0.70% of such assets exceeding $200 million.


                                            OLD WESTBURY GROWTH OPPORTUNITY FUND
                                                   NOTES TO FINANCIAL STATEMENTS
                                                    October 31, 1997 (Continued)
--------------------------------------------------------------------------------

     B. ADMINISTRATION FEES. Federated Administrative Services ("FAS") served as administrator. FAS provided administrative services necessary for the overall administration of the Portfolio including, among other responsibilities, the negotiation of contracts and fees with, and the monitoring of performance and billings of, the independent contractors and the agents of the Portfolio, the preparation and filing of all documents required for compliance by the Portfolio with applicable laws and regulations; providing equipment and personnel necessary for maintaining the organization of the Portfolio; preparation of certain documents in connection with meetings of the Board of Directors and shareholders; the maintenance of books and records of the Portfolio; and paying the compensation of the Portfolio's officers and Directors affiliated with FAS. For providing these services, FAS will receive a fee based on the level of average aggregate daily net assets of the Portfolio for the period. FAS may voluntarily choose to waive a portion of its fee. The administrative fee received during the period of the Administrative Services Agreement shall be at least $75,000.

     C. DISTRIBUTION AND SERVICE PLAN AND DISTRIBUTION REIMBURSEMENT FEES. The Directors adopted a distribution and service plan (the "Plan") for the Portfolio pursuant to Rule 12b-1 of the Act, and pursuant to the Plan, the Portfolio entered into a distribution agreement and a shareholder servicing agreement with Edgewood Services, Inc. and a shareholder servicing agreement with Bessemer. Under its shareholder servicing agreement, Edgewood Services, Inc. receives payments from the Portfolio to permit it to make payments to broker-dealers for providing shareholder services. Under its shareholder servicing agreement, Bessemer is permitted (i) to receive a payment from the portfolio attributable to Bessemer's clients (and its affiliates) for providing shareholder services to such clients and (ii) to receive payments to permit it to make payments to other financial institutions as shareholder servicing agents. The total of shareholder servicing fees in the aggregate payable to Edgewood Services, Inc. and Bessemer did not exceed 0.25% per annum of the Portfolio's average daily net assets.

     The distribution agreement with Edgewood Services, Inc. provided for reimbursement to Edgewood Services, Inc. by the Portfolio for its distribution, promotional and advertising costs incurred in connection with the distribution of the Portfolio's shares in an amount not to exceed 0.10% per annum of the Portfolio's average daily net assets.


OLD WESTBURY GROWTH OPPORTUNITY FUND
NOTES TO FINANCIAL STATEMENTS
October 31, 1997 (Continued)
--------------------------------------------------------------------------------

     In addition, the Portfolio will pay for certain other expenses under the Plan. These expenses shall not exceed an amount equal to 0.05% per annum of the Portfolio's average daily net assets.

     D. DIRECTORS' FEES. Each Director who is not an "interested person" (as defined in the Act) of the Portfolio receives a $2,500 annual retainer paid in quarterly installments of $625 plus $250 per meeting and is reimbursed for out-of-pocket expenses incurred in connection with committee or board meetings.

     E. CUSTODY FEES. The Fund has retained Bessemer to serve as the Portfolio's custodian. Bessemer is responsible for maintaining the books and records of the Portfolio's securities and cash. For providing these services, Bessemer receives from the Portfolio a fee accrued and paid monthly at an annual rate equal to 0.20% of the average daily net assets of the Portfolio.

3. CAPITAL STOCK. The Fund has authorized a total of 20 billion shares of common stock (par value $0.001 per share) of which the Portfolio is permitted to issue 4 billion. Transactions in shares of capital stock were as follows:

                                                                          FOR THE
                                                                        PERIOD ENDED
                                                                        OCTOBER 31,
                                                                          1997(A)
Common stock sold.....................................................    4,366,770
Reinvestment of dividends.............................................       --
Common stock redeemed.................................................       (5,875)
                                                                        ------------
Net increase..........................................................    4,360,895
                                                                        ============

------------------
(a) For the period February 28, 1997 (commencement of operations) to October 31, 1997.

4. PURCHASE AND SALES OF SECURITIES. For the period ended October 31, 1997, purchases and sales of investment securities other than short-term investments aggregated $56,498,728 and $7,268,238 respectively.

5. SUBSEQUENT EVENT. Effective November 13, 1997, the Directors of the Old Westbury Growth Opportunity Fund approved the reduction of the custody fee to 0.15% of the average daily net assets of the Portfolio.


INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

The Board of Directors and the Shareholders,
  Old Westbury Growth Opportunity Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Old Westbury Growth Opportunity Fund as of October 31, 1997, the related statements of operations and of changes in net assets, and the financial highlights for the period from February 28, 1997 (commencement of operations) to October 31, 1997. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1997, by correspondence with the Fund's custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Old Westbury Growth Opportunity Fund as of October 31, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated period in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

New York, New York
December 12, 1997



                          INVESTMENT ADVISOR:
                          Bessemer Trust Company, N.A.
                          630 Fifth Avenue
                          New York, NY 10111
                          (212) 708-9100

                          DISTRIBUTOR AND SHAREHOLDER
                          SERVICING AGENT:
                          Edgewood Services, Inc.
                          Federated Investors Tower
                          Pittsburgh, PA 15222-3779

                          TRANSFER AGENT:
                          Fundamental Shareholder Services, Inc.
                          11 West 25th Street--7th Floor
                          New York, NY 10010-2001

                          ADMINISTRATOR:
                          Federated Administrative Services
                          Federated Investors Tower
                          Pittsburgh, PA 15222-3779

                          SHAREHOLDER SERVICING AGENT:
                          Bessemer Trust Company, N.A.
                          630 Fifth Avenue
                          New York, NY 10111
                          (212) 708-9100

                          INDEPENDENT AUDITORS:
                          Deloitte & Touche LLP
                          Two World Financial Center
                          New York, NY 10281-1414

Cusip 680414208
G01963-04 (12/97)

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risks, including possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's prospectus.







                                    APPENDIX

OLD WESTBURY INTERNATIONAL FUND

The graphic representation here displayed consists of a boxed legend at the top of the graph indicating the components of the corresponding line-graph. The solid black line represents the total value of a $10,000 investment of the Old Westbury International Fund (the "Portfolio"). The dashed black line represents the total value of a $10,000 investment of the Morgan Stanley Capital
International: Europe Australia and Far East ("EAFE") Index. The dotted line represents the total value of a $10,000 investment of the Morgan Stanley Capital International Emerging Markets Free ("EMF") Index. The line graph is a shows that an initial investment of $10,000 (assuming a 4.5% sales charge) in the Fund on 10/22/93, would have a reinvested total worth of $11,621 on 10/31/97 as compared to $12,669 for the EAFE Index and $10,157 for the EMF Index for the same period. The "x" axis reflects annual computation periods from 10/22/93 to 10/31/97. The "y" axis of the chart reflects the beginning values of a hypothetical investments measured in increments of $1,000 ranging from $9,000 to $14,000.

OLD WESTBURY GROWTH OPPORTUNITY FUND

The graphic representation here displayed consists of a boxed legend at the top of the graph indicating the components of the corresponding line-graph. The solid black line represents the total value of a $10,000 investment in the Old Westbury Growth Opportunity Fund (the "Portfolio"). The dashed black line represents the total value of a $10,000 investment in the Russell 2500 Index. The line graph is a shows that an initial investment of $10,000 (assuming a 4.5% sales charge) in the Fund on 10/22/93, would have a reinvested total worth of $11,621 on 10/31/97 as compared to $111,820 for the Russell 2500 Index for the same period. The "x" axis reflects annual computation period from 2/28/97 to 10/31/97. The "y" axis of the chart reflects the beginning values of a hypothetical investments measured in increments of $1,000 ranging from $9,000 to $14,000.